Supplement dated March 21, 2008 to prospectus dated May 1, 2007 for
Pacific Select Exec, Pacific Select Choice, Pacific Select Exec II, Pacific Select Exec III, Pacific Select
Accumulator, Pacific Select Performer 500, M’s Versatile Product and M’s Versatile Product VII
flexible premium variable life insurance policies, and
Pacific Select Estate Preserver, Pacific Select Estate Preserver II, Pacific Select Estate Preserver III, Pacific
Select Estate Preserver IV, Pacific Select Estate Preserver V and M’s Versatile Product — Survivorship last survivor flexible premium variable life insurance policies, and
Pacific Select Estate Maximizer modified single premium variable life insurance policies
(each a “policy”) issued by Pacific Life Insurance Company
Terms used in this supplement are defined in the prospectuses referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policy Owner. For more complete information on the portfolios of Pacific Select Fund, including a discussion of each portfolio’s investment techniques and the risks associated with its investments, see the accompanying preliminary prospectus. You should read the prospectus carefully.
This supplement must be preceded or accompanied by the applicable prospectus referenced above, as supplemented.
Changes to the XTF Advisors Trust
On February 22, 2008, the Board of Trustees of the XTF Advisors Trust approved an interim advisory agreement with CLS Investment Firm, LLC (“CLS”), whereby CLS would act as interim investment advisor to each of the following portfolios of the XTF Advisors Trust:

XTF 2010 Portfolio	XTF 2020 Portfolio	XTF 2030 Portfolio
XTF 2015 Portfolio	XTF 2025 Portfolio	XTF 2040+ Portfolio
The interim advisory agreement will last up to 150 days and, prior to its expiration, shareholders will be asked to approve a new advisory contract.
Effective immediately, all references in the prospectus to XTF Advisors LLC are changed to CLS Investment Firm, LLC.
The following changes are effective May 1, 2008:
Pacific Asset Management will be the portfolio manager for the Money Market and High Yield Bond portfolios of Pacific Select Fund. Pacific Select Fund Advisors LLC is the investment adviser to Pacific Select Fund. Pacific Life Fund Advisors LLC also does business under the name “Pacific Asset Management”. All references in the prospectus to Pacific Life Fund Advisors as the portfolio manager for the Money Market portfolio and High Yield Bond portfolio are changed to Pacific Asset Management.
The Long/Short Large Cap portfolio will be added as an investment option. For more complete information on the Long/Short Large Cap portfolio, including a discussion of the portfolio’s investment techniques, risks associated with its investments, charges and expenses, see the accompanying preliminary prospectus for the portfolio. No assurance can be given that a portfolio will achieve its investment objective. You should read the preliminary prospectus carefully. The information in the preliminary prospectus for the portfolio is not complete and may be changed. A registration statement for the shares of the portfolio was filed with the SEC, and those shares may not be sold until that registration statement is effective. The preliminary prospectus is not an offer to sell the shares of the portfolio.
The Variable Accounts investing in the portfolios of the XTF Advisors Trust are closed to any allocations, including net premium allocations, allocations from the Loan Account following a loan repayment, or any transfer of Accumulated Value including transfers made under the Dollar Cost Averaging, Portfolio Rebalancing or First Year Transfer programs. After April 30, 2008, these transactions will be automatically directed into the Money Market Investment Option unless you provide instructions to reallocate your new premium or transfer amount to one or more of the other Investment Options currently available.

YOUR INVESTMENT OPTIONS is amended as follows:
The following is added to the chart appearing in Your Investment Options: Variable Investment Options:

PACIFIC SELECT FUND	INVESTMENT GOAL	THE PORTFOLIO’S	PORTFOLIO
PORTFOLIO		MAIN INVESTMENTS	MANAGER
Long/Short Large Cap	Above-average total returns.	Equity securities of large-capitalization companies including both long and short positions.	Analytic Investors, LLC, J.P. Morgan Investment Management, Inc.